                                                                   EXHIBIT 23.1

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our report dated December 27, 1999 in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-91665) and related Prospectus of Sequenom, Inc. dated January 3, 2000.

                                          /s/ ERNST & YOUNG LLP
                                          ERNST & YOUNG LLP

San Diego, California

December 29, 1999